                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
           BY RULE 14A-6(E) (210)
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12

                          BLUEFIRE ETHANOL FUELS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
         (5) Total fee paid:

             -------------------------------------------------------------------
|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

             -------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------
         (3)    Filing Party:

             -------------------------------------------------------------------
         (4)    Date Filed:

             -------------------------------------------------------------------
                PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                          BLUEFIRE ETHANOL FUELS, INC.
                                    31 Musick
                                Irvine, CA 92618
                           (949) 588-3767 - telephone

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 22, 2007

TO OUR SHAREHOLDERS:

You are invited to attend the Annual Meeting of shareholders (the "Meeting") of BlueFire Ethanol Fuels, Inc. (together with its subsidiaries, "Company", "BlueFire", "we", "us" or "our"), a Nevada corporation, which will be held on August 22, 2007, at 9:00 A.M. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612, for the following purposes:

1. To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified.

2. To ratify the appointment of McKennon Wilson & Morgan LLP as independent auditor.

3. To act upon other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 27, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A list of those entitled to vote will be available for inspection for ten days prior to the meeting at our offices.

                                              By Order of the Board of Directors


                                              Arnie Klann
                                              CEO and Chairman of the Board
July 27, 2007
Irvine, California

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                          BLUEFIRE ETHANOL FUELS, INC.
                                    31 Musick
                                Irvine, CA 92618


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 22, 2007

GENERAL

An annual report, filed on form 10-KSB, for the fiscal year ended December 31, 2006 is enclosed with this Proxy Statement.

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of BlueFire in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders to be held at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612, on August 22, 2007 and at any and all adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. The Company shall mail this Proxy Statement to its shareholders approximately on August 7, 2006.

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

VOTING SECURITIES

Only shareholders of record as of the close of business on July 27, 2007 (the "Record Date") will be entitled to vote at the meeting and any adjournment thereof. As of the Record Date, there were approximately 21,520,514 shares of common stock of the Company, issued and outstanding and entitled to vote. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The enclosed proxy card reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

VOTING OF PROXIES

All valid proxies received prior to the meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

REQUIRED VOTE

Representation at the meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by properly executed proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at 31 Musick, Irvine, CA 92618, not later than 120 days before the Company releases its Proxy Statement to shareholders. Proposals postmarked after February 28, 2008 shall be considered untimely; provided however, should the Board of Directors elect to postpone the date of the annual meeting the deadline for shareholder proposals shall proportionately be extended. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

         COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to BlueFire Ethanol Fuels, Inc., 31 Musick, Irvine, CA 92679, Attention Board of Directors.

The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders.

                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of five (5) authorized directors. A total of five (5) directors will be elected at the Meeting to serve until the next annual shareholder meeting. The nominees for election are Mr. Arnie Klann, Mr. Chris Nichols, Mrs. Necitas Sumait, Mr. Joseph Emas and Mr. Victor Doolan. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

                        NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

ARNOLD KLANN, 55. Mr. Klann has been BlueFire's Chairman of the Board and Chief Executive Officer since its inception in March 2006. Mr. Klann has been President of ARK Energy, Inc. and Arkenol, Inc. from January 1989 to present. Mr. Klann has an AA from Lakeland College in Electrical Engineering.

CHRIS NICHOLS, 40. Mr. Nichols has been BlueFire's Director since its inception in March 2006. Mr. Nichols is currently the Chairman of the Board and Chief Executive Officer of Advanced Growing Systems, Inc. Since 2003 Mr. Nichols was the Senior Vice President of Westcap Securities' Private Client Group. Prior to this, Mr. Nichols was a Registered Representative at Fisher Investments from December 2002 to October 2003. He was a Registered Representative with Interfirst Capital Corporation from 1997 to 2002. Mr. Nichols is a graduate of California State University in Fullerton with a B.A. degree in Marketing.

NECITAS SUMAIT, 47. Mrs. Sumait has been BlueFire's Director and Senior Vice President since its inception in March 2006. Prior to this, Mrs. Sumait was Vice President of ARK Energy/Arkenol from December 1992 to July 2006. Mrs. Sumait has a MBA in Technological Management from Illinois Institute of Technology and a B.S. in Biology from De Paul University.

JOSEPH EMAS, 52. Mr. Emas is licensed to practice law in Florida, New Jersey and New York. Since 2001, Mr. Emas has been the senior partner of Joseph I. Emas, P.A. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas received his Honors BA at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his JD, cum laude from Nova Southeastern Shepard Broad Law School and his LL.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas received the William Smith Award, Pro Bono Advocate for Children in 2000 and the 2006 Child Advocacy Award in Florida and is the author of "Update of Juvenile Jurisdiction Florida Practice in Juvenile Law." Mr. Emas was been a member of the Juvenile Court Rules Committee for the State of Florida from 1999 through 2006, and currently sits on the Florida Child Advocacy Committee. Mr. Emas is a director of several public companies which trade on both the OTC.BB and Amex.

VICTOR DOOLAN, 66. Mr. Doolan served for approximately three years as president of Volvo Cars North America until his retirement in March 2005. Prior to joining Volvo, Mr. Doolan served as the Executive Director of the Premier Automotive Group, the luxury division of Ford Motor Company from July 1999 to June 2002. Mr. Doolan also enjoyed a 23-year career with BMW, culminating with his service as President of BMW of North America from September 1993 to July 1999. Mr. Doolan has worked in the automotive industry for approximately 36 years. Mr. Doolan currently serves on the Board of Directors for Sonic Automotive, Inc.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                          VOTE IN FAVOR OF EACH NOMINEE

EXECUTIVE OFFICERS

In addition to Mr. Klann and Mrs. Sumait whose biographical information is set forth above, during 2006, the only executive officer is John Cuzens:

JOHN CUZENS, 56. Mr. Cuzens has been BlueFire's Chief Technology Officer and Senior Vice President since its inception in March 2006. Mr. Cuzens was a Director from March 2006 until his resignation from the Board in July 2007. Prior to this, he was Director of Projects Wahlco Inc.from 2004 to June 2006. He was employed by Applied Utility Systems Inc from 2001 to 2004 and Hydrogen Burner Technology form 1997-2001. He was with ARK Energy and Arkenol from 1991 to 1997 and is the co-inventor on seven of Arkenol's eight U.S. foundation patents for the conversion of cellulosic materials into fermentable sugar products using a modified strong acid hydrolysis process. Mr. Cuzens has a B.S. Chemical Engineering degree from the University of California at Berkeley.

SUBSEQUENT EXECUTIVE OFFICER

On March 16, 2007, Christopher Scott was appointed by the Board as the Company's Chief Financial Officer.

CHRISTOPHER SCOTT, 32. Mr. Scott has been BlueFire's Chief Financial Officer since March 2007. Prior to this, from 2002 to March 2007, Mr. Scott was most recently the CFO/CCO and FinOp of Westcap Securities, Inc, an NASD Member Broker/Dealer and Investment Bank headquartered in Irvine, CA. Mr. Scott currently holds the Series 7, 63, 24, 4, 27, 55, and Series 53 NASD licenses. >From 1997 to 2002, Mr. Scott was a General Securities and Registered Options Principal at First Allied Securities Inc. Mr. Scott earned his Bachelors Degree in Business Administration, with a concentration in Finance, from CSU, Fullerton.

SIGNIFICAMT EMPLOYEE

WILLIAM DAVIS, 57. Mr. Davis is currently Vice President of Project Management for BlueFire. Prior to this he was Director of Power Plant Project Development for Diamond Energy from 2001 to 2006. Prior to this he was VP of Business Development for Oxbow Power. He has over 30 years in the energy business and was an energy advisor to the Governor of California. He has been involved in domestic and international power project development. Mr. Davis is a registered Architect in three states and graduated from California State University at San Luis Obispo with a Bachelors of Architecture and a Masters of Science in Architecture.

FAMILY RELATIONSHIPS

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

For the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ADVERSE PROCEEDINGS

There exists no material proceeding to which any director or officer is a party adverse to the Company small business issuer or has a material interest adverse to the Company.

CODE OF ETHICS

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at WWW.BLUEFIREETHANOL.COM.

AUDIT COMMITTEE FINANCIAL EXPERT

The Company's Board of Directors currently serves as its Audit Committee, furthermore the Board has determined that the Company does not have an audit committee financial expert serving on its Audit Committee. This is due to the limited resources of the Company, however, the Board of Directors intends to have a financial expert serving on its Audit Committee shortly.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the current common stock ownership of (i) each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock based upon 21,520,514 shares outstanding as of July 27, 2007, (ii) each director of the Company individually and (iii) all officers and directors of the Company as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, as appropriate, or will become exercisable within sixty
(60) days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial. The address of each owner who is an officer or director is in care of the Company at 31 Musick, Irvine California 92618.

TITLE OF                                                                    NUMBER OF              PERCENT OF
CLASS           NAME OF BENEFICIAL OWNER                                     SHARES                  CLASS
-------------------------------------------------------------------------------------------------------------
 Common          Arnold Klann, CEO and Director                            13,972,500(1)               63.8%
 Common          Necitas Sumait, VP and Director                            1,373,750(2)                6.3%
 Common          John Cuzens, VP                                            1,373,750(3)                6.3%
 Common          Christopher Scott, CFO                                        63,980                      *
 Common          Chris Nichols, Director                                       60,000                      *
 Common          Joseph Emas, Director                                              0                      0
 Common          Victor Doolan, Director                                            0                      0
                 All officers and directors as a group (6 persons)         16,843,980                  75.7%

(1) Includes 375,000 shares issuable to Mr. Klann pursuant to options to purchase shares of our common stock within 60 days of July 27, 2007.
(2) Includes 168,750 shares issuable to Mrs. Sumait pursuant to options to purchase shares of our common stock within 60 days of July 27, 2007.
(3) Includes 168,750 shares issuable to Mr. Cuzens pursuant to options to purchase shares of our common stock within 60 days of July 27, 2007.

*Less than 1%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 1, 2006, BueFire entered into a Technology License agreement with Arkenol, a company in which the Company's Chairman, CEO and majority shareholder Arnold Klann holds a 25% interest. Arkenol has its own management and board separate and apart from the Company. According to the terms of the agreement, Bluefire was granted an exclusive, non-transferable, North American license to use and to sub-license the Arkenol Technology (discussed above in Business of Issuer). As consideration for the grant of the license, Bluefire shall make a one time payment of $1,000,000 at first project construction funding and for each plant make the following payments: (1) royalty payment of 4% of the gross sales price for sales by Bluefire or its sublicensees of all products produced from the use of the Arkenol Technology (2) and a one time license fee of $40.00 per 1,000 gallons of production capacity per plant. According to the terms of the agreement, Bluefire made a one time exclusivity fee prepayment of $30,000 during the period ended August 31, 2006.

On March 1, 2006, Bluefire entered into an Asset Transfer and Acquisition Agreement with ARK Energy, a company which is fifty percent (50%) owned by the Company's Chairman, CEO and majority shareholder, Arnold Klann. There are no other common stockholders, officers or directors. ARK Energy has its own management and board separate and apart from the Company. Based upon the terms of the agreement, ARK Energy transferred certain rights, assets, work-product, intellectual property and other know-how on project opportunities that may be used to deploy the Arkenol Technology. In consideration, Bluefire has agreed to pay a performance bonus of up to $16,000,000 when certain milestones are met. These milestones include, but are not limited to, transferee's project implementation which would be demonstrated by start of the construction of a facility or completion of financial closing which ever is earlier. Management did not incur the costs of a third party valuation but based its valuation of the assets acquired by (1) an arms length review of the value assigned by ARK Energy to the opportunities is based on the actual costs it incurred in developing the project opportunities and (ii) anticipated financial benefits to the Company.

In December 2006, the Company entered into a Promissory Note with its Chairman, CEO and majority shareholder Arnold Klann, whereby Mr. Klann loaned the Company $90,000 with a flat fee of 10% of the principal, or lower if required by law, to be repaid upon the Company achieving certain investor financing milestones. In addition, on January 5, 2007 the Company entered into a $25,000 promissory note with the Company's Chairman, CEO and majority shareholder. Under the terms of the note, the Company is to repay any principal balance within 30 days of receiving qualified investment financing and a maximum fee of $2,500. The principal balance and all accrued interest were paid in full during the month of January of 2007.

On December 18, 2006 the Company engaged Director Christopher Nichols as a consultant on a non-exclusive basis to prepare, review and comment on various presentations, press releases, or other public relations documentation as requested by the Company. Consultant shall also provide the Company with capital market support through its network of portfolio managers, hedge funds, brokers, market-makers, institutions and other market support professionals and organizations. Consultant may also advise the Company from time to time, as requested by the Company, on potential development and business relationships that may benefit the Company's financial market positioning. Consultant was compensated in the form of 20,000 shares of restricted common stock. This agreement was mutually terminated on July 13, 2007.

On February 13, 2007, the Company entered into a consulting agreement with a corporate technology consultant entity owned by its subsequent Chief Financial Officer Chris Scott. The consultant shall review, comment, and implement as requested by the Company on any Information Technology rollout. Under the terms of the agreement consulting entity will receive 12,500 restricted shares of the Company's common stock at the signing of the agreement and 37,500 shares after effectiveness of the agreement in equal parts on June 1, 2007, September 1, 2007, and December 1, 2007.

On March 16, 2007, the Company obtained a 10% annual interest line of credit in the amount of $1,500,000 from it's Chairman/Chief Executive Officer and majority shareholder Arnold Klann to provide additional liquidity to the Company as needed. Under the terms of the note, the Company is to repay any principle balance and interest within 30 days of receiving qualified investment financing of $5,000,000 or more.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

No persons were required to make such filings during the 2006 fiscal year.

COMPENSATION OF OFFICERS AND DIRECTORS

                                                                2006
                                                     SUMMARY COMPENSATION TABLE


                                                                                              CHANGE
                                                                                            IN PENSION
                                                                                             VALUE AND
                                                                             NON-EQUITY     NONQUALIFIED
                                                                             INCENTIVE        DEFERRED       ALL OTHER
      NAME AND               SALARY    BONUS     STOCK        OPTIONS          PLAN         COMPENSATION   COMPENSATION
 PRINCIPAL POSITION   YEAR     ($)      ($)    AWARDS ($)    AWARDS ($)   COMPENSATION ($)  EARNINGS ($)        ($)       TOTAL ($)
-------------------- ------ --------- ------- ------------ -------------- ---------------- -------------- -------------- -----------

Arnold Klann          2006   113,000            16,750 (1)     2,480,000                                                   2,609,750
Director and
President
                                              ------------
Necitas Sumait        2006    78,000            16,750 (1)     1,116,000                                                   1,210,750
Director, Secretary
and VP
                                              ------------
John Cuzens           2006    75,000            16,750 (1)     1,116,000                                                   1,207,750
Director, Treasurer
and VP
                                              ------------
Chris Nichols         2006     2,500            16,750 (1)                                                   73,000 (2)       92,250
Director

(1) Reflects value of 5,000 shares of restricted common stock received as compensation as Director.
(2) Reflects value of consideration received as compensation for consultant services.


2006 GRANTS OF PLAN-BASED AWARDS TABLE


                                          NUMBER OF     ESTIMATED FUTURE PAYOUTS UNDER     ESTIMATED FUTURE PAYOUTS UNDER
                                          NON-EQUITY    NON-EQUITY INCENTIVE PLAN AWARDS     EQUITY INCENTIVE PLAN AWARDS
                                        INCENTIVE PLAN  --------------------------------   ------------------------------
                GRANT       APPROVAL    UNITS GRANTED   THRESHOLD    TARGET     MAXIMUM     THRESHOLD   TARGET   MAXIMUM
NAME             DATE        DATE           (#)            ($)         ($)        ($)          (#)        (#)      (#)
----             ----        ----           ---            ---         ---        ---          ---        ---      ---

Arnold Klann    12/14/06   12/14/06

Necitas Sumait  12/14/06   12/14/06

John Cuzens     12/14/06   12/14/06

Chris Nichols


(continued below)
-----------------

                        ALL OTHER       ALL OTHER
                       STOCK AWARDS:  OPTION AWARDS:   EXERCISE OR    CLOSING
                        NUMBER OF       NUMBER OF       BASE PRICE    PRICE ON
                        SHARES OF      SECURITIES       OF OPTION      GRANT
                        STOCK OR       UNDERLYING        AWARDS         DATE
                        UNITS (#)      OPTIONS(#)       ($ / SH)      ($ / SH)
                        ---------      ----------       --------      --------

Arnold Klann                            1,000,000           $2.00      $3.05

Necitas Sumait                           450,000           $2.00      $3.05

John Cuzens                              450,000           $2.00      $3.05

Chris Nichols


---------------------
*


2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

                                         OPTION AWARDS                                             STOCK AWARDS
                    ----------------------------------------------------------- ----------------------------------------------------
                                                                                                                           EQUITY
                                                                                                                         INCENTIVE
                                                 EQUITY                                               EQUITY INCENTIVE  PLAN AWARDS:
                                                INCENTIVE                                               PLAN AWARDS:     MARKET OR
                                               PLAN AWARDS:                                  MARKET       NUMBER OF    PAYOUT VALUE
                     NUMBER OF    NUMBER OF     NUMBER OF                       NUMBER OF   VALUE OF      UNEARNED      OF UNEARNED
                    SECURITIES    SECURITIES   SECURITIES                       SHARES OR   SHARES OR   SHARES, UNITS  SHARES, UNITS
                    UNDERLYING    UNDERLYING   UNDERLYING                       UNITS OF     UNITS OF    OR OTHER        OR OTHER
                    UNEXERCISED  UNEXERCISED  UNEXERCISED   OPTION              STOCK THAT  STOCK THAT  RIGHTS THAT     RIGHTS THAT
                      OPTIONS      OPTIONS      UNEARNED   EXERCISE   OPTION    HAVE NOT     HAVE NOT    HAVE NOT         HAVE NOT
                        (#)          (#)        OPTIONS     PRICE   EXPIRATION   VESTED       VESTED      VESTED           VESTED
NAME               EXERCISABLE  UNEXERCISABLE     (#)        ($)       DATE       (#)          ($)          (#)             ($)
----               -----------  -------------     ---        ---       ----       ---          ---          ---             ---

Arnold Klann           83,333       916,667                 2.00     12/14/11

Necitas Sumait         37,500       412,500                 2.00     12/14/11

John Cuzens            37,500       412,500                 2.00     12/14/11

Chris Nichols


2006 OPTION EXERCISES AND STOCK VESTED TABLE


                                        OPTION AWARDS                               STOCK AWARDS
                         ---------------------------------------------   ----------------------------------------
                           NUMBER OF SHARES        VALUE REALIZED        NUMBER OF SHARES      VALUE REALIZED
                         ACQUIRED ON EXERCISE       ON EXERCISE          ACQUIRED ON VESTING     ON VESTING
NAME                             (#)                   ($)                     (#)                    ($)
----                             ---                   ---                     ---                    ---

Arnold Klann

Necitas Sumait

John Cuzens

Chris Nichols


2006 PENSION BENEFITS TABLE


                                                                  PRESENT VALUE
                                             NUMBER OF YEARS     OF ACCUMULATED      PAYMENTS DURING LAST
                                             CREDITED SERVICE        BENEFIT              FISCAL YEAR
NAME                        PLAN NAME              (#)                 ($)                    ($)
----------               ----------------- ---------------------- ----------------- -----------------------

Arnold Klann

Necitas Sumait

John Cuzens

Chris Nichols


2006 NONQUALIFIED DEFERRED COMPENSATION TABLE


                                                 REGISTRANT                                   AGGREGATE
                   EXECUTIVE CONTRIBUTION   CONTRIBUTIONS IN LAST    AGGREGATE EARNINGS      WITHDRAWALS /     AGGREGATE BALANCE AT
                    IN LAST FISCAL YEAR         FISCAL YEAR          IN LAST FISCAL YEAR     DISTRIBUTIONS      LAST FISCAL YEAR-END
NAME                        ($)                     ($)                     ($)                   ($)                    ($)
----                        ---                     ---                     ---                   ---                    ---
Arnold Klann

Necitas Sumait

John Cuzens

Chris Nichols


2006 DIRECTOR COMPENSATION TABLE
                                                                                           CHANGE
                                                                                         IN PENSION
                                                                                          VALUE AND
                                                                                        NONQUALIFIED
                                                                        NON-EQUITY        DEFERRED
                  FEES EARNED OR                                       INCENTIVE PLAN   COMPENSATION     ALL OTHER
                   PAID IN CASH     STOCK AWARDS       OPTION AWARDS    COMPENSATION      EARNINGS     COMPENSATION        TOTAL
 NAME                   ($)             ($)                 ($)            ($)              ($)             ($)             ($)
 ----                   ---             ---                 ---            ---              ---             ---             ---

Arnold Klann                           16,750                                                                              16,750

Necitas Sumait                         16,750                                                                              16,750

John Cuzens                            16,750                                                                              16,750

Chris Nichols           2,500          16,750                                                             73,000 (1)       92,250


(1) Reflects value of consideration received as compensation for consultant services.


2006 ALL OTHER COMPENSATION TABLE


                             PERQUISITES                                     COMPANY                     CHANGE
                              AND OTHER                                    CONTRIBUTIONS     SEVERANCE  IN CONTROL
                              PERSONAL          TAX         INSURANCE    TO RETIREMENT AND    PAYMENTS/  PAYMENTS/
                              BENEFITS     REIMBURSEMENTS   PREMIUMS       401(K) PLANS       ACCRUALS   ACCRUALS
NAME                  YEAR       ($)            ($)           ($)              ($)              ($)       ($)       TOTAL ($)
----                  ----       ---            ---           ---              ---              ---       ---       ---------

Arnold Klann

Necitas Sumait

John Cuzens

Chris Nichols


2006 PERQUISITES TABLE


                                 PERSONAL USE OF
                                     COMPANY     FINANCIAL PLANNING                                          TOTAL PERQUISITES AND
NAME                     YEAR      CAR/PARKING      LEGAL FEES         CLUB DUES    EXECUTIVE RELOCATION   OTHER PERSONAL BENEFITS
----                     ----      -----------      ----------         ---------    --------------------   ------------------------

Arnold Klann

Necitas Sumait

John Cuzens

Chris Nichols


2006 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE


                                     BEFORE CHANGE IN   AFTER CHANGE IN
                                         CONTROL            CONTROL
                                        TERMINATION       TERMINATION
                                      W/O CAUSE OR FOR   W/O CAUSE OR     VOLUNTARY                                CHANGE IN
NAME               BENEFIT             GOOD REASON      OR GOOD REASON    TERMINATION   DEATH    DISABILITY         CONTROL
----               -------             -----------      --------------    -----------   ----- ------------------    -------

Arnold Klann                                                                                  Full comp. first 2
                                                                                              months, 50% of
                                                                                              comp. next 4 months

Necitas Sumait                                                                                Full comp. first 2
                                                                                              months, 50% of
                                                                                              comp. next 4 months

John Cuzens                                                                                   Full comp. first 2
                                                                                              months, 50% of
                                                                                              comp. next 4 months

Chris Nichols                                                                                 Full comp. first 2
                                                                                              months, 50% of
                                                                                              comp. next 4 months


------------
*  List each applicable type of benefit in a separate row, e.g., severance pay, bonus payment, stock option vesting acceleration, health care benefits continuation, relocation benefits, outplacement services, financial planning services or tax gross-ups.


                                 PROPOSAL NO. 2

 RATIFICATION OF BOARD OF DIRECTORS' SELECTION OF MCKENNON, WILSON & MORGAN LLP
                AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR 2007

The Board of Directors has appointed the firm of McKennon, Wilson & Morgan LLP as the independent auditor to audit the accountants of the Company and its subsidiary for the year 2007. This firm has audited the accountants and records of the Company and its subsidiary since 2005. Representatives of McKennon, Wilson & Morgan LLP are invited to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

In the event shareholders fail to ratify the appointment of McKennon, Wilson & Morgan, LLP the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting either in person or by proxy will be required to for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                       VOTE IN FAVOR OF PROPOSAL NUMBER 2

RELEVANT INFORMATION

a. Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the period ended August 31, 2006 and the period ended December 31, 2006 were approximately $15,000 and $13,000, respectively.

b. Audit-Related Fees: No fees were billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported under "Audit Fees" above in the period ended December 31, 2006.

c. Tax Fees. Fees billed for tax services were approximately $0 in the period ended December 31, 2006

d. All Other Fees: Aggregate fees billed for services other than those described above were approximately $5,000 in the period ended December 31, 2006. These fees were primarily for review of our Form 10-SB.

                                  OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Rigel Stone, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

                                              By Order of the Board of Directors

                                              Arnie Klann
                                              Chairman of the Board

Irvine, California
July 27, 2007

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          BLUEFIRE ETHANOL FUELS, INC.

The undersigned hereby appoints Rigel Stone as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on August 22, 2007 at 9:00 a.m. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612, or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

                              Election of Directors

The nominees for the Board of Directors are:

         Arnold Klann               Chris Nichols                 Necitas Sumait

         Joseph Emas                Victor Doolan

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME ON THE SPACES PROVIDED BELOW:

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

The Board of Directors recommends a vote FOR Proposal 1 and ratification of Proposal 2.

1. To elect five (5) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

              |_|  FOR      |_|  AGAINST     |_|  ABSTAINS     |_|  WITHHOLDS

2. To ratify the appointment of McKennon, Wilson & Morgan LLP as the independent auditor of the Company.

              |_|  FOR      |_|  AGAINST     |_|  ABSTAINS     |_|  WITHHOLDS

3. TO WITHHOLD THE PROXY'S DISCRETIONARY VOTE ON YOUR BEHALF WITH REGARDS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED FOR A VOTE AT THE MEETING, PLEASE MARK THE BOX BELOW.

              |_|  WITHHOLDS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

Dated:  _______________, 2007


__________________________________________
Signature of Shareholder


__________________________________________
Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.